Golub Capital Private Credit Fund ("GCRED" or the "Fund")

Q3 2024 Quarterly Update

Performance Update

GCRED delivered a solid quarter, with Class I shares generating a 2.6% quarterly return, bringing the annualized inception-to-date net return to 11.36%.[1] The annualized net distribution rate for Class I was 10.5% in the quarter.[2] Our investment portfolio remained healthy, maintaining a stable net asset value (NAV) of $25.10 as of September 30, 2024.[3]

Total Net Returns[1]

	Class S[4]	Class D[4]	Class I
1-Month	0.72%	--	0.82%
3-Month	2.32%	--	2.62%
YTD[5]	4.51%	--	8.23%
Annualized ITD[5]	4.51%	--	11.36%

Portfolio Summary

Investment origination remained robust. GCRED achieved a nearly record quarter of investment origination, deploying approximately $1.0 billion in gross capital and net funds growth of approximately $0.8 billion. Golub Capital's long-standing sponsor and borrower relationships continued to generate attractive deal flow for GCRED even as the M&A environment remained slower than many expected at the start of the year. Despite broader loan market spread compression year-to-date 2024, we believe our focus on core middle market lending provided insulation compared to large market lenders. Our weighted average investment portfolio yield remained steady at 11.6%, unchanged from the previous quarter, underscoring the resilience of our core middle market strategy.

$3.3 billion
Total Investments[6]

100%
First Lien, Senior Secured[7]

100%
Floating Rate[8]

100%
Sponsor-Backed Loans

$75 million
Median EBITDA[9]

40%
Average Loan-to-Value[10]

0.92x
Leverage Ratio[11]

Source: Golub Capital. As of September 30, 2024, unless otherwise stated.

Note: You will bear substantial fees and expenses in connection with your investment. This page is accompanied by the Additional Footnotes at the end of this document, which are an integral part of this report (the "Material").

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein, and must be read in conjunction with the prospectus (the "Prospectus") in order to understand fully all of the implications and risks of the offering to which this sales and advertising literature relates. Past performance is not necessarily indicative of future results, and there can be no assurance that any Golub Capital fund or investment will achieve its objectives or avoid substantial losses. A copy of the Prospectus must be made available to you in connection with this offering, and is available at www.gcredbdc.com.

Consider carefully GCRED's investment objectives, risks, charges, expenses and other matters of interest set forth in the Prospectus and any accompanying prospectus supplements. The Prospectus and any accompanying prospectus supplements contain this and other information about GCRED. Please read the Prospectus and any accompanying prospectus supplements carefully before investing.

GOLUB CAPITAL

1

Golub Capital Private Credit Fund (“GCRED”) | *Q3 2024 Quarterly Update*

Continued portfolio resilience. The overall credit performance of GCRED’s investment portfolio was strong during the quarter. As part of our investment monitoring process, we assign internal performance ratings to all loans in the portfolio on a scale from 1 (highest risk) to 5 (lowest risk). Over 97% of GCRED’s investment portfolio falls within rating categories 4 and 5, indicating borrowers performing at or above expectations and presenting lower risk to the portfolio. Notably, as of September 30, 2024, GCRED had zero investments rated in category 1 (highest risk) and category 2 (increased risk). In our view, non-accrual investments are another common metric for assessing the credit health of a portfolio, as they may indicate potential defaults. As of September 30, 2024, GCRED’s portfolio had zero debt investments on non-accrual. This metric is significantly below the industry average.[12] GCRED’s investment portfolio remains well diversified with 249 portfolio companies and we believe has continued to demonstrate strong resilience, even amidst increased credit stress and manager dispersion across private credit.

Historical Price Per Share[3,5]


$25.00
$24.00
$23.00
$25.05
$25.00
$25.00
$25.07
$25.07
$25.02
$25.06
$25.17
$25.15
$25.19
$25.12
$25.08
$25.12
$25.10
Aug-23
Sep-23
Oct-23
Nov-23
Dec-23
Jan-24
Feb-24
Mar-24
Apr-24
May-24
Jun-24
Jul-24
Aug-24
Sep-24

Source: Golub Capital. As of September 30, 2024, unless otherwise stated.

Note: This page is accompanied by the Additional Footnotes at the end of this document, which are an integral part of this Material.

GOLUB CAPITAL

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Golub Capital Private Credit Fund ("GCRED") | *Q3 2024 Quarterly Update*

Loan Market Insights

Origination improved with the pickup in M&A activity. There was an uptick in M&A activity in the quarter, although it remains below what we consider a "normal" level. While many market participants anticipated a strong recovery in M&A activity in the second half of 2024, the recovery has been modest thus far.[13] We anticipate deal activity will likely remain modulated, with sellers often opting to delay sale processes in hopes of lower interest rates and reduced political uncertainty. We expect it may take until 2025 for volumes to return to "normal" levels.

The core middle market (GCRED's investment focus area) was less impacted by spread compression in the large market. The broadly syndicated loan (BSL) market experienced significant spread compression year-to-date 2024.[14] This led to numerous repricings of existing deals and lower spreads on new transactions. This trend was particularly evident in the large market segment, where direct lenders compete with BSL market executions. Spread compression in the large market segment has ranged from 75-125 basis points since the beginning of the year. The core middle market saw less spread compression and fewer repricings, but was not entirely immune to these borrower-friendly conditions.

Credit performance dispersion widened further. For the past several years, we have anticipated increased credit stress in both the BSL and private credit markets. This higher credit stress is now evident, with higher default rates in both the BSL market and private markets.[15,16] Credit stress does not manifest uniformly; we have observed—and expect to continue observing—more issues in certain sectors and among specific managers. Despite signs of increased credit stress broadly, we believe GCRED's portfolio remains resilient. This is highlighted by the Golub Capital Middle Market Report, which tracks over 100 borrowers in Golub Capital's loan portfolio. The report shows year-over-year borrower revenue growth of 5.1% and EBITDA growth of 7.9%, marking the eighth consecutive quarter with an increase. While we anticipate that credit dispersion will persist, we believe GCRED will remain on the favorable end of this dispersion given our positioning in the core middle market and experience as a tenured manager.

Golub Capital Altman Index[17]
% Change in Revenue From Prior Year


8%
6%
4%
2%
0%
7.4%
4.6%
7.0%
5.1%
Q4 2023
Q1 2024
Q2 2024
Q3 2024

Golub Capital Altman Index[17]
% Change in EBITDA From Prior Year


18%
12%
6%
0%
16.3%
11.0%
10.5%
7.9%
Q4 2023
Q1 2024
Q2 2024
Q3 2024

Source: Golub Capital. As of September 30, 2024, unless otherwise stated.

Note: This page is accompanied by the Additional Footnotes at the end of this document, which are an integral part of this Material.

GOLUB CAPITAL

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Golub Capital Private Credit Fund (“GCRED”) | Q3 2024 Quarterly Update 4 Outlook We are optimistic about GCRED’s positioning in the current market. Our core middle market strategy distinguishes us from lenders focused on larger companies, which we believe is particularly important given that increased competition from the syndicated loan market has pressured terms in the large market.18 Although our strategy is not immune to these broader market trends, we believe our focus on the core middle market places us in a favorable position compared to our large market-focused peers. We anticipate that credit performance will become a more critical differentiator, driving dispersion in manager performance over the coming quarters. In our view, GCRED is well-positioned to be on the favorable end of this dispersion, thanks to the competitive advantages we have developed over decades of lending to sponsor- backed businesses. So far, our borrowers have generally performed well. GCRED’s portfolio remained resilient during the quarter with stable internal performance ratings and zero loans on non-accrual status. While there are numerous uncertainties (including economic, political and geopolitical ones) ahead, we believe GCRED is uniquely positioned to continue delivering strong earnings to shareholders. This confidence stems from GCRED’s resilient portfolio and core middle market focus as well as our manager’s expertise in navigating diverse and often challenging environments over the past 30 years. Source: Golub Capital. As of September 30, 2024, unless otherwise stated. _________________________________ Important Investor Information Golub Capital (including its various affiliates) creates and manages multiple investment funds. Two of its control affiliates, GC Advisors LLC (“GC Advisors” or the “Investment Adviser”) and GC OPAL Advisors LLC (“GC OPAL Advisors”, and together with GC Advisors, the “Registered Advisers”) are registered investment advisers with the U.S. Securities and Exchange Commission (the “SEC”). A number of other investment advisers, such as GC Investment Management LLC and OPAL BSL LLC (Management Series) (collectively, the “Relying Advisers”) are registered in reliance upon GC OPAL Advisors’ registration. The Registered Advisers and the Relying Advisers (collectively, the “Advisers”) manage certain of Golub Capital’s affiliated funds and accounts. For a detailed description of the Advisers and each of their investment advisory fees, please see the Registered Advisers’ Form ADV Part 1 and 2A on file with the SEC. Registration is not an endorsement by the SEC, nor does it mean that a government agency approves an advisor or reviews its qualifications. Registration does not imply a certain level of skill or training, nor does it guarantee success or future performance. Past performance is not indicative nor a guarantee of future returns and there can be no assurance that GCRED will achieve results comparable to those of any of Golub Capital’s investment funds or be able to implement its strategy or achieve its investment objectives, including due to an inability to access sufficient investment opportunities.

Golub Capital Private Credit Fund (“GCRED”) | Q3 2024 Quarterly Update 5 Additional Footnotes 1. Total Net Return is calculated as the change in price per share during the period, plus distributions per share (assuming dividends and distributions are reinvested) divided by the beginning price per share. Returns greater than one year are annualized. All returns shown are derived from unaudited financial information and are net of all expenses, including general and administrative expenses, transaction related expenses, management fees, incentive fees, and share class specific fees, but exclude the impact of early repurchase deductions on the repurchase of common shares of beneficial interest (“Common Shares”) that have been outstanding for less than one year. Past performance is historical and not a guarantee of future results. The returns have been prepared using unaudited data and valuations of the underlying investments in GCRED's portfolio, which are estimates of fair value and form the basis for GCRED’s price per share. Valuations based upon unaudited reports from the underlying investments may be subject to later adjustments, may not correspond to realized value and may not accurately reflect the price at which assets could be liquidated. 2. As of September 30, 2024. Annualized Net Distribution Rate reflects the current month’s distribution annualized and divided by the prior month’s price per share. Distributions are not guaranteed. While GCRED may seek a level distribution rate, GCRED’s distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in GCRED’s distribution rate or that the rate will be sustainable in the future. Past performance is not necessarily indicative of future results. Distributions have been and may in the future be funded through sources other than cash flow. See GCRED’s prospectus for additional information. Please visit GCRED’s website for notices regarding distributions subject to Section 19(a) of the Investment Company Act of 1940. We cannot guarantee that we will make distributions, and if we do we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital, or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. As of September 30, 2024, 100% of inception to date distributions were funded from cash flows from operations and current estimates do not expect a return of capital. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a shareholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price. Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Investment Adviser or its affiliates, that may be subject to reimbursement to the Investment Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled. 3. The price per share is determined in accordance with the Fund's share pricing policy. The NAV per share is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding. For each fiscal quarter end, the price per share is the NAV per share as determined by the Fund’s valuation process. For months in which the Fund’s NAV per share is not determined, the price per share is an offering price per share that reflects a price per share that is no less then the then-current NAV per share. Please refer to the Prospectus for disclosures relating to the share pricing policy. 4. The Fund has received an exemptive order from the U.S. Securities and Exchange Commission that permits the Fund to issue multiple classes of Common Shares with, among others, different ongoing shareholder servicing and/or distribution fees. 5. The Class I inception date was July 1, 2023 and the Class S inception date was April 1, 2024. 6. Represents total investments at fair value. As of September 30, 2024. 7. Measured as the fair value of investments for each category against the total fair value of all investments. Junior debt and equity combine to represent an amount less than 1%. Numbers may not be exact due to rounding. 8. As a percentage of debt investments in GCRED's portfolio. As of September 30, 2024, GCRED held four debt investments in an amount that represented less than 1% of debt investments based on fair value that had a fixed interest rate. Numbers may not be exact due to rounding. 9. As of June 30, 2024. The portfolio median EBITDA (defined as earnings before interest, taxes, depreciation and amortization) is based on our portfolio of debt investments and excludes (i) portfolio companies with negative or de minimis EBITDA, (ii) investments designated as recurring revenue and broadly syndicated loans and (iii) portfolio companies with any loans on non-accrual status. 10. As of June 30, 2024. Includes all private debt investments for which fair value is determined in good faith in accordance with the Fund’s valuation process, which includes the review of the valuation of each portfolio company, subject to a de minimis threshold, by an independent third-party valuation firm. Excludes quoted assets and recurring revenue loans. Average loan-to-value represents the ratio of loan-to-value for each portfolio company, weighted based on the fair value of total applicable GCRED private debt investments. Loan-to-value is calculated as the current total debt through each respective loan tranche divided by the estimated enterprise value of the portfolio company using the most recently received portfolio company information. Therefore, current enterprise value may not be up to date for certain portfolio companies. See GCRED’s Prospectus for additional information 11. Represents the Fund’s debt-to-equity leverage ratio. As of September 30, 2024. 12. KBW “BDC Credit Monitor” and Golub Capital internal analysis. As of September 30, 2024. 13. Pitchbook LCD’s “US Credit Markets Quarterly Wrap” and Golub Capital internal analysis. As of September 30, 2024. 14. Pitchbook LCD LSTA US Leveraged Loan Index. Through October 31, 2024. 15. Morningstar LSTA US Leveraged Loan Index Dual Track Default Rate (“DTDR”). The DTDR includes liability management transactions considered distressed exchanges or defaults by S&P Global Ratings for loans that are constituents of the Morningstar LSTA US Leveraged Loan Index. As of September 30, 2024. 16. FitchRatings “Private Credit Default Rate Debuts at 5.0%.” As of September 25, 2024. 17. The Golub Capital Altman Index (“GCAI”) measures the median revenue and earnings growth of approximately 110–150 privately owned companies in the Golub Capital loan portfolio for the first two months of each calendar quarter. The GCAI is produced by Golub Capital in collaboration with credit expert Dr. Edward I. Altman. For more information, including a description of the methodology used to create the GCAI, please visit golubcapital.com/middle-market- report. 18. Core Middle Market = $20M EBITDA to <$100M EBITDA. Large Market Deals = $100M+ EBITDA.

Golub Capital Private Credit Fund (“GCRED”) | Q3 2024 Quarterly Update Key Risk Factors (Not Inclusive of All Risks to the Fund) − In considering any investment performance information contained in this Material, prospective investors should bear in mind that past or estimated performance is not necessarily indicative of future results and there can be no assurance that the Fund will achieve comparable results, implement its investment strategy, achieve its objectives or avoid substantial losses or that any expected returns will be met. − Embedded Growth. Embedded growth represents Golub Capital LLC’s (together with its affiliates, “Golub Capital”) expectations for growth based on its view of the current market environment. These expectations are based on certain assumptions that may not be correct and on certain variables that may change, are presented for illustrative purposes only and do not constitute forecasts. There can be no assurance that any such results will actually be achieved. Summary of Risks − We are a relatively new company with limited operating history. − The majority of our portfolio investments are recorded at fair value as determined in good faith by our valuation designee and, as a result, there could be uncertainty as to the value of our portfolio investments. − Because subscriptions must be submitted at least five business days prior to the first calendar day of each month, you will not know the net offering price per share at which you will be subscribing at the time you subscribe. − You should not expect to be able to sell your common shares regardless of how we perform. − You should consider that you should not expect to have access to the money you invest for an extended period of time. − We do not intend to list our Common Shares on any securities exchange, and we do not expect a secondary market in our Common Shares to develop prior to any listing. − Because you should not expect to be able to sell your shares, you should not expect to be able to reduce your exposure in any market downturn. − Subject to the discretion of the board of trustees, we have implemented a quarterly share repurchase program, but only a limited number of shares are eligible for repurchase and repurchases are subject to available liquidity, among other significant restrictions. As a result, we cannot guarantee that share repurchases will be available each quarter. − An investment in our Common Shares is not suitable for you if you need access to the money you invest. − Because the incentive fee is based on the performance of our portfolio, the Investment Adviser may be incentivized to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. − We cannot guarantee that we will make distributions, and if we do, we may fund such distributions from sources other than cash flow from operations, including the sale of assets, borrowings, return of capital or offering proceeds, and although we generally expect to fund distributions from cash flow from operations, we have not established limits on the amounts we may pay from such sources. Any capital returned through distributions will be returned after the payment of fees and expenses. − Distributions may also be funded in significant part, directly or indirectly, from temporary waivers or expense reimbursements borne by the Investment Adviser or its affiliates, that may be subject to reimbursement to the Investment Adviser or its affiliates. The repayment of any amounts owed to our affiliates will reduce future distributions to which you would otherwise be entitled. − We use and expect to continue to use leverage, which will magnify the potential for loss on amounts invested in us. − We intend to invest in securities that are rated below investment grade by independent rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value. − Neither the U.S. Securities and Exchange Commission nor any state securities regulator has approved or disapproved of these securities or determined if the Prospectus is truthful or complete. Any representation to the contrary is a criminal offense. − This Material must be accompanied or proceeded by the Prospectus and must be read in conjunction with the Prospectus in order to fully understand all the implications and risks of an investment in GCRED. This Material is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the Prospectus. Prior to making an investment, investors should read the Prospectus, including the “Risk Factors” section therein, which contain the risks and uncertainties that we believe are material to our business’ operating results. 6

Golub Capital Private Credit Fund (“GCRED”) | Q3 2024 Quarterly Update Important Disclosure Information Prior to the commencement of this offering, the Fund conducted a separate private offering of Class F shares (the “Private Offering”) to certain accredited investors for an aggregate dollar amount of $650,273,190. On July 1, 2023, the Fund used the proceeds raised in the Private Offering to purchase a collateralized loan obligation (“CLO”) warehouse that held a portfolio of investments valued in accordance with a method specified by our board of trustees as reflecting fair value. Please see the Prospectus for more information on the Private Offering and the CLO warehouse transaction. In considering any investment performance information contained in this Material, prospective and current investors should bear in mind that past or projected performance is not necessarily indicative of future results and there can be no assurance that the Fund will achieve comparable results, implement its investment strategy, achieve its objectives or avoid substantial losses or that any expected returns will be met. Estimates /Targets. Any estimates, targets, forecasts, or similar predictions or returns set forth herein are based on assumptions and assessments made by Golub Capital that it considers reasonable under the circumstances as of the date hereof. They are necessarily speculative, hypothetical, and inherently uncertain in nature, and it can be expected that some or all of the assumptions underlying such estimates, targets, forecasts , or similar predictions or returns contained herein will not materialize and/or that actual events and consequences thereof will vary materially from the assumptions upon which such estimates, targets, forecasts, or similar predictions or returns have been based. Among the assumptions to be made by Golub Capital in performing its analysis are (i) the amount and frequency of current income from an investment, (ii) the holding period length, (iii) EBITDA growth and cost savings over time, (iv) the manner and timing of sale, (v) exit multiples reflecting long-term averages for the relevant asset type, (vi) customer growth and other business initiatives, (vii) availability of financing, (viii) potential investment opportunities Golub Capital is currently or has recently reviewed and (ix) overall macroeconomic conditions such as GDP growth, unemployment and interest rate levels. Inclusion of estimates, targets, forecasts, or similar predictions or returns herein should not be regarded as a representation or guarantee regarding the reliability, accuracy or completeness of such information, and neither Golub Capital nor the Fund is under any obligation to revise such returns after the date provided to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying such returns are later shown to be incorrect. None of Golub Capital, the Fund, their affiliates or any of the respective directors, officers, employees, partners, shareholders, advisers and agents of any of the foregoing makes any assurance, representation or warranty as to the accuracy of such assumptions. Investors and clients are cautioned not to place undue reliance on these forward-looking statements. Recipients of this Material are encouraged to contact Fund representatives to discuss the procedures and methodologies used to make the estimates, targets, forecasts, and/or similar predictions or returns and other information contained herein. Forward-Looking Statements. Certain information contained in this Material constitutes “forward-looking statements,” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue” or other similar words, or the negatives thereof. These may include financial predictions estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, and statements regarding future performance. Such forward‐looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. Golub Capital believes these factors include but are not limited to those described under the section entitled “Risk Factors”, which are further described in the Prospectus, and any such updated factors included in GCRED's periodic filings with the U.S. Securities and Exchange Commission, which will be accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Material and in the filings. Golub Capital undertakes no obligation to publicly update or review any forward‐looking statement, whether as a result of new information, future developments or otherwise. Investments mentioned may not be suitable for all investors. Any product discussed herein may be purchased only after an investor has carefully reviewed the prospectus and executed the subscription document, which will contain additional information about the fund. Accordingly, the terms and provisions included herein are presented as of the dates indicated and information about the fund in its final form may differ materially from the information set forth herein. Alternative investments often are speculative, typically have higher fees than traditional investments, often include a high degree of risk and are suitable only for eligible, long-term investors who are willing to forgo liquidity and put capital at risk for an indefinite period of time. They may be highly illiquid and can engage in leverage and other speculative practices that may increase volatility and risk of loss. 7

Golub Capital Private Credit Fund (“GCRED”) | Q3 2024 Quarterly Update Important Disclosure Information (Cont’d) − Highly Competitive Market for Investment Opportunities. The activity of identifying, completing and realizing attractive investments is highly competitive, and involves a high degree of uncertainty. There can be no assurance that the Fund will be able to locate, consummate and exit investments that satisfy its objectives or realize upon their values or that the Fund will be able to fully invest its committed capital. There is no guarantee that investment opportunities will be allocated to the Fund and/or that the activities of Golub Capital’s other funds will not adversely affect the interests of the Fund. − Material, Non-Public Information. In connection with other activities of Golub Capital, certain Golub Capital personnel may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities, including on the Fund’s behalf. As such, the Fund may not be able to initiate a transaction or sell an investment. In addition, policies and procedures maintained by Golub Capital to deter the inappropriate sharing of material non-public information may limit the ability of Golub Capital personnel to share information with personnel in Golub Capital’s other business groups, which may ultimately reduce the positive synergies expected to be realized by the Fund as part of the broader Golub Capital investment platform. − No Assurance of Investment Return. Prospective investors should be aware that an investment in the Fund is speculative and involves a high degree of risk. There can be no assurance that the Fund will achieve comparable results, implement its investment strategy, achieve its objectives or avoid substantial losses or that any expected returns will be met. The Fund’s performance may be volatile. An investment should only be considered by sophisticated investors who can afford to lose all or a substantial amount of their investment. The Fund’s fees and expenses may offset or exceed its profits. − Opinions. Opinions expressed reflect the current opinions of Golub Capital as of the date appearing in this Material only and are based on Golub Capital’s opinions of the current market environment, which is subject to change. Certain information contained in this Material discusses general market activity, industry or sector trends, or other broad-based economic, market or political conditions and should not be construed as research or investment advice. This Material is not complete and the information contained herein may change at any time without notice. Opinions expressed herein may differ from the opinions expressed by a Dealer and/or other businesses / affiliates of a Dealer. This is not a “research report” as defined by FINRA Rule 2241 and was not prepared by the research departments of a Dealer or its affiliates. − Reliance on Key Management Personnel. The success of the Fund will depend, in large part, upon the skill and expertise of certain Golub Capital professionals. In the event of the death, disability or departure of any key Golub Capital professionals, the business and the performance of the Fund may be adversely affected. − Target Allocations. There can be no assurance that the Fund will achieve its objectives or avoid substantial losses. Allocation targets depend on a variety of factors, including prevailing market conditions and investment availability. There is no guarantee that such targets will be achieved and any particular investment may not meet the target criteria. − Third Party Information. Certain information contained in this Material has been obtained from sources outside Golub Capital, which in certain cases have not been updated through the date hereof. While such information is believed to be reliable for purposes used herein, no representations are made as to the accuracy or completeness thereof and none of Golub Capital, its funds, nor any of their affiliates takes any responsibility for, and has not independently verified, any such information. In particular, you should note that, since many investments of the Fund may be unquoted, net asset value figures in relation to the Fund may be based wholly or partly on estimates of the values of the Fund’s investments provided by the originating banks of those underlying investments or other market counterparties, which estimates may themselves have been subject to no verification or auditing process or may relate to a valuation at a date before the relevant net asset valuation for the Fund, or which have otherwise been estimated by Golub Capital. − This Material may contain information obtained from third parties. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES COSTS DUE TO NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. − Trends. There can be no assurances that any of the trends described herein will continue or will not reverse. Past events and trends do not imply, predict or guarantee, and are not necessarily indicative of, future events or results. − This communication does not constitute a solicitation to buy any security or instrument, or a solicitation of interest in any Golub Capital fund, account or strategy. The content of this communication should not be construed as legal, tax or investment advice. − Securities offered through Arete Wealth Management, LLC Member: FINRA/SIPC. Only available in states where Arete Wealth Management, LLC is registered. Arete Wealth Management, LLC is not affiliated with any other entities identified in this communication. 8